Exhibit 99

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Aluminum Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Cornelius C. Vanderstar, the Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2002	CORNELIUS C. VANDERSTAR
Cornelius C. Vanderstar
Chairman of the Board and
Chief Executive Officer

In connection with the Quarterly Report of International Aluminum Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Mitchell K. Fogelman, the Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2002	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President — Finance
and Chief Financial Officer